UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 6, 2018

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement.

The information in Item 5.02 is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information in Item 5.02 is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 10, 2018, CohBar, Inc. (the “Company”) provided notice to the NASDAQ Stock Market (“NASDAQ”) that the Company is not in compliance with NASDAQ’s audit committee requirements under NASDAQ Listing Rule 5605(c)(2) due to the appointment of Dr. Philippe Calais as the Company’s Interim Chief Executive Officer and his resulting resignation from the Audit Committee of the Company’s Board of Directors (“Board”) on December 6, 2018, as discussed further below. Dr. Calais’ resignation left the Company’s Audit Committee with only two independent members. In accordance with NASDAQ Listing Rule 5605(c)(4), the Company has a cure period to regain compliance with the Audit Committee Requirements ending on the later of (i) the date of its next annual meeting of stockholders or December 5, 2019; or (ii) if the next annual stockholders meeting is held before May 4, 2019, then May 4, 2019. To regain compliance, the Company’s Board of Directors must appoint an additional independent director, as defined under applicable NASDAQ rules, to the Audit Committee before the expiration of the cure period. The Company’s common stock continues to trade on the NASDAQ Capital Market under the symbol “CWBR” at this time.

The Company is currently searching for and evaluating candidates for appointment as an independent director to its Board of Directors and Audit Committee prior to the expiration of the cure period. If the Company does not regain compliance with Audit Committee Requirements by the expiration of the cure period, NASDAQ will provide written notification to the Company that its securities will be subject to delisting.

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2018 (the “Termination Date”), the Company terminated the employment of Simon Allen, the Company’s Chief Executive Officer. In accordance with the terms of the Executive Employment Agreement, dated March 7, 2016, by and between the Company and Mr. Allen, and subject to Mr. Allen’s execution of a general release in favor of the Company, Mr. Allen will be entitled to receive the following severance benefits: (i) the Company will pay to Mr. Allen a severance payment in an aggregate gross amount equal to seventy-five percent (75%) of his then current annual base salary, which is currently $340,000; (ii) the Company will reimburse Mr. Allen for the premiums on any COBRA coverage that he elects for himself and the members of his immediate family for a period of nine (9) months following the Termination Date; and (iii) the number of unvested shares subject to options granted to Mr. Allen equal to the number that would have vested during the twelve (12) months immediately following the Termination Date will immediately vest and be exercisable in accordance with the terms of the applicable option agreements.

On December 6, 2018, Dr. Philippe Calais was appointed as the Company’s Interim Chief Executive Officer, effective as of December 7, 2018 (the “Start Date”), and, in connection therewith, the Company accepted his resignation from the Board’s Audit Committee.

Dr. Calais, 59, has over 30 years of biopharmaceutical and pharmaceutical industry experience in North America and Europe and has served as a member of the Board since June 2018. Dr. Calais served as the president and chief executive officer of Isarna Therapeutics B.V., a developer of oligonucleotide therapeutics, from March 2012 to June 2018. Dr. Calais also served as a director and audit committee member of Marina Biotech Inc. (OTCQB: MRNA), a biopharmaceutical company, from January 2017 to May 2018, and has served as an economic advisor to the French government since 2013 and as a corporate advisor to various biotechnology companies since 2009. Prior to becoming CEO of Isarna Therapeutics B.V., Dr. Calais managed several biopharmaceutical companies in Canada and in Europe and headed a large technology transfer organization, focusing on corporate strategic positioning, company deployment and sales optimization strategies. Dr. Calais received his bachelor’s degree in pharmacy and his doctor of pharmacy from the Université François-Rabelais in Tours, France, in 1985 and 1987, respectively.

In connection with his appointment, the Company entered into an Interim Chief Executive Officer Agreement with Dr. Calais effective as of December 7, 2018 (the “Agreement”). Dr. Calais will serve as the Company’s Interim Chief Executive Officer until the earliest to occur of: (i) the date that is four (4) months after the Start Date, unless extended by the parties through mutual agreement, (ii) the date on which a permanent Chief Executive Officer commences employment with the Company and any transition services that Dr. Calais agrees to provide thereafter have been completed, or (iii) Dr. Calais’ resignation or the termination of Dr. Calais’ employment by the Company. Under the Agreement, Dr. Calais will receive a pro-rated salary at the annualized rate of $340,000, and, in the Board’s discretion, will be eligible for a performance bonus of up to forty percent (40%) of his prorated base salary. Dr. Calais also received a stock option award under the Company’s Amended and Restated 2011 Equity Incentive Plan to purchase up to an aggregate of 96,000 shares of our common stock at an exercise price of $3.57 per share (the “Option Award”). The Option Award will vest in four equal monthly installments subject to Dr. Calais’ continuous employment during the vesting period.

The foregoing summary of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as an exhibit hereto and which is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#	Interim Chief Executive Officer Agreement, dated December 7, 2018, between Philippe Calais and CohBar, Inc.

 # Indicates management contract or compensatory plan, contract or arrangement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

December 10, 2018	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer

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